SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 8, 2019

USA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365	232679963
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Deerfield Lane, Suite 300
Malvern, Pennsylvania 19355
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 610-989-0340

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	USAT	The NASDAQ Stock Market LLC
Series A Convertible Preferred Stock, no par value	USATP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 8, 2019, the Board of Directors of USA Technologies, Inc. (the “Company”) amended Section 3.03(a) of the Amended and Restated Bylaws of the Company (the “Bylaws”), which became effective on the same date. The amendment provides that notwithstanding anything to the contrary contained in the Bylaws, any shareholder or shareholders of the Company may not call or otherwise request a special meeting of the shareholders before the first annual meeting of shareholders that is held after November 8, 2019.

This summary description of the amendment to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the text of the amendment to the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference. Attached hereto as Exhibit 3.2 is the marked version of the Bylaw amendment, comparing the Bylaw amendment to Section 3.03(a) of the Bylaws as in effect immediately prior to such Bylaw amendment.

Item 8.01	Other Events.

On November 11, 2019, the Company announced (i) the Bylaw amendment referred to in Item 5.03 above, and (ii) the Board of Director’s determination, in consultation with legal counsel, that Hudson Executive Capital LP’s announced solicitation to call a special meeting of shareholders is invalid under the Company’s Bylaws as in effect prior to the Bylaw amendment which explicitly prohibited the calling of special meetings for the purpose of removing directors, and issued a press release related to the foregoing, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 3.1	Text of the Amendment to Amended and Restated Bylaws

Exhibit 3.2	Marked comparison of the text of the Amendment to the Amended and Restated Bylaws

Exhibit 99.1	Press release dated November 11, 2019

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2019	USA TECHNOLOGIES, INC.

	By:	/s/ Donald W. Layden, Jr.
Donald W. Layden, Jr.,
Interim Chief Executive Officer